UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 30, 2008

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements with Executive Officers

On December 30, 2008, Zebra Technologies Corporation (the “Company”) entered into amendments to the employment agreements with each of its executive officers, including the following executive officers of the Company (the “Executives”): Anders Gustafsson, Hugh K. Gagnier, Philip Gerskovich, Michael C. Smiley and Michael H. Terzich. The amendments were approved by the Company’s Compensation Committee of the Board of Directors.

The Second Amendment to Employment Agreement between Mr. Gustafsson and the Company clarified that his vacation accrues pro rata during the year. It also conformed his employment agreement to requirements under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder (such Section and regulations, “409A”), including adding new provisions regarding the timing and amount of tax gross up payments to Mr. Gustafsson in the event his compensation is subject to an excise tax under Section 4999 of the Code and designating certain severance payments as separate payments under the short-term deferral rules under 409A.

The amendments to the employment agreements of the other Executives made the same revisions as the amendment to Mr. Gustafsson’s employment agreement made.

Due to Mr. Gagnier’s employment being based in California, the amendment to his employment agreement contained additional provisions that the other amendments did not. The amendment to his employment agreement reduced the length of the noncompetition and nonsolicitation restrictions in his employment agreement from twenty-four months after termination of employment to twelve months after such termination and made other changes to such restrictions. It also conformed to the California Labor Code the employment agreement’s provisions regarding the ownership and assignment of certain intellectual property created by Mr. Gagnier as an employee and changed the employment agreement’s governing law from Illinois to California.

The above descriptions of the amendments to the Executives’ employment agreements are qualified in their entirety by reference to the complete texts of such amendments or form of amendment, copies of which are attached hereto as Exhibit 10.1 (Second Amendment to Employment Agreement – Mr. Gustafsson), Exhibit 10.2 (Amendment No. 1 to Employment Agreement – Mr. Gagnier) and Exhibit 10.3 (Form of Amendment No. 1 to Employment Agreement – all other Executives).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Second Amendment to Employment Agreement by and between the Company and Anders Gustafsson dated December 30, 2008.
10.2	Amendment No. 1 to Employment Agreement by and between the Company and Hugh K. Gagnier dated December 30, 2008.
10.3	Form of Amendment No. 1 to Employment Agreement by and between the Company and each executive officer other than Messrs. Gustafsson and Gagnier and each dated December 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: December 30, 2008	By:	/s/ Anders Gustafsson
Anders Gustafsson
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Second Amendment to Employment Agreement by and between the Company and Anders Gustafsson dated December 30, 2008.
10.2	Amendment No. 1 to Employment Agreement by and between the Company and Hugh K. Gagnier dated December 30, 2008.
10.3	Form of Amendment No. 1 to Employment Agreement by and between the Company and each executive officer other than Messrs. Gustafsson and Gagnier and each dated December 30, 2008.

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